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HPE-Juniper combined networking unit eyes AI-led business growth in India: COO

For Juniper, India has been growing much faster than the rest of the markets in the APAC region in the last three years.

BY DANISH KHAN

March 21, 2024, 3:00 PM IST

HP Enterprise’s acquisition of Juniper Networks will enable the combined networking business to capture a larger share of India’s telecom and enterprise markets, particularly with new opportunities emerging from AI-driven use-cases, a top executive said.

Juniper and HPE’s research & development (R&D) centres in India will be crucial in helping the combined entity become the world’s No. 1 networking vendor, the executive said.

“India has been a growth vector for the company. We have already increased our R&D presence there,” Manoj Leelanivas, global chief operating officer of Juniper, told Moneycontrol in an exclusive interview.

For Juniper, India has grown much faster than other markets in the Asia-Pacific region in the past three years.

“India has been doing pretty well,” Leelanivas said, adding that HPE’s acquisition gives Juniper scale and will help it tap new enterprise verticals and strengthen its telecom operator business in India and globally.

Growth opportunities

In telecom, Juniper mainly sells transport networks—which provide connectivity and bandwidth—and it has expanded into managed services, which it sells to enterprises through service providers.

“Scale is crucial here. HP has a large portfolio of enterprise customers, which will help service providers have better confidence in our solutions,” he said, adding that telecom has become a high-growth potential area.

Leelanivas said that Juniper has been working with state governments in India and is now exploring opportunities to work with large public sector companies. He sees significant opportunities from the artificial intelligence (AI) wave in India’s enterprise and banking and financial space.

“Some of the large financial institutions in India are looking at building new AI clusters, especially with the advent of large language models... We have the software and the switches to build large AI clusters for some of these companies. There’s a lot of interest in AI-driven stuff in India to drive growth,” he said.

With a combined portfolio, Leelanivas senses an opportunity in India’s private 5G space.

“There are assets on both sides, which can come together and provide great 5G private solutions… the offering to telecom service providers has actually gone up in India. That should expand more opportunities for us,” he said.

In January, HPE announced its definitive agreement to acquire Juniper for about $14 billion in cash. HPE chief executive officer Antonio Neri then described the acquisition as a strategic move to broaden HPE’s addressable market, especially in networking. Juniper CEO Rami Rahim will lead the combined networking business.

Juniper closed the previous financial year with $5.6 billion in revenue, while HPE’s networking business was $5.5 billion.

“It will be an $11 billion business. It’s an independent division with all the engineering products, sales and services in one place. Now, we have HPE’s product and go-to-market muscle. Their seller base is 10 times ours. With this, we can tap newer verticals. Our goal is to become No. 1 in networking eventually,” he said.

The executive said the combined business will continue to focus on Juniper and HPE’s R&D in India. Most of Juniper’s 3,600 employees in India are employed in the R&D department. The combined networking business will contribute 30 percent to HPE’s revenue and about 6 percent to profit.

“This is a high-margin business, and Antonio and Rami want to invest in it further, not reduce it. Since two-thirds of Juniper’s R&D manpower, and similarly for HPE and R&D for Aruba, is in India, we plan to extend the same kind of model,” he said.

DANISH KHAN is the editor of Technology and Telecom. He was previously with the Economic Times and has tracked the sector for 13 years.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction between Juniper Networks, Inc. (“Juniper” or the “Company”) and Hewlett Packard Enterprise company (“HPE”), Juniper filed with the SEC a definitive proxy statement on February 26, 2024 (the “Proxy Statement”). Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT

DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Jess Lubert

Juniper Networks

(408) 936-3734

jlubert@juniper.net

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction, which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, has been included in the Proxy Statement relating to the proposed transaction.

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